[LOGO OMITTED]
[Logo of Invesco Omitted]


               CIM HIGH YIELD SECURITIES - 2002 SEMI-ANNUAL REPORT

         We are pleased to provide this semi-annual report for CIM High Yield Securities (the "Fund") as of June 30, 2002. The following pages contain a listing of the Fund's holdings as well as the financial statements for the six months ended June 30, 2002.

    MARKET REVIEW

         The high yield market remained volatile during the first half of 2002. Signs of an economic rebound, combined with expectations for a decline in default rates, led to investor optimism in the first quarter. For the first three months of the year, the Merrill Lynch U.S. High Yield Master II Index (the "High Yield Index") returned 1.73%, outperforming 10-year treasuries, investment grade corporate bonds and the S&P 500. The second quarter, however, was met with weaker consumer confidence, headlines associated with accounting issues and corporate governance, and growing uncertainty with respect to the U.S. economy. In addition, record levels of fallen angels (investment grade issuers whose credit ratings have been downgraded to high yield status) resulted in additional downward pressure on the high yield market. As a result, the High Yield Index performances for the June and second quarter time periods were the worst on record, -7.74% and -6.98%, respectively.

         Given this backdrop, the Fund's return at net asset value for the first half of the year was -3.98%, versus an average return of -5.66% for its peer group (Lipper High Current Yield Leverage Funds) and a return of -5.37% for the High Yield Index. During the second quarter, the Fund returned -5.72%, outpacing the -7.71% return experienced by its peer group and resulting in a first quartile performance ranking. Year-to-date, the Fund has experienced a market value return of -8.35%.

    OUTLOOK

         Despite our forecast for moderate economic growth and stabilizing credit fundamentals, we remain fairly cautious on the high yield market. Volatile equity markets, credit ratings pressure, and corporate oversight issues continue to dominate the market. Although the high yield market should benefit from a more sustained economic recovery, we expect performance to remain volatile overall and bifurcated among individual industries and issuers.

         Given these market conditions, we believe that a selective approach to credit risk is warranted. Within the high yield universe, the Fund will continue to emphasize a diversified strategy in the higher rated, consumer driven industries, and to the extent that we have exposure to cyclical issuers, the emphasis will be on higher quality issuers. As visibility improves with respect to our economic outlook, we will look to increase the Fund's exposure to lower rated issuers and companies best positioned to benefit from an economic turnaround.

                                              INVESCO Institutional (N.A.), Inc.

   * Market value return is based on market price and assumes investment at market price at the beginning of the period referenced, reinvestment of all distributions for the period, and sale of all shares at the closing common stock price at the end of the period referenced.

                             INVESCO PRIVACY NOTICE

At INVESCO 1, we recognize that you have entrusted with us your personal and financial data and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us and we have established a policy to maintain the privacy of the information you share with us.

PERSONAL INFORMATION WE COLLECT

In the normal course of serving clients, we collect personal information about you, which may include:

      o Information we receive from you (such as your name and address) from your account application, investment management agreement or other documents you may deliver to us.

      o Information about your investment transactions with us.

PERSONAL INFORMATION WE MAY DISCLOSE

We do not sell any information to any third parties. However, we occasionally disclose nonpublic personal information about you to affiliates and non-affiliates only as permitted by law or regulation. Specifically, we may disclose nonpublic personal information including:

      o Information to service providers in order to process your account transactions.

      o Your name and address to companies that assist us with mailing statements to you.

      o Information in connection with legal proceedings, such as responding to a subpoena.

The organizations that receive client information act on our behalf and use the information only to provide the services that we have asked them to perform for you and us. As emphasized above, we do not provide client or former client information including names, addresses, or client lists to outside companies except in furtherance of our business relationship with you, or as otherwise permitted by law.

Access to nonpublic personal information is restricted to employees who need to access that information to provide products or services to clients. To guard our clients' nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. A client's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media.

We consider privacy a fundamental right of clients and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former clients.

1 This Privacy Notice applies to members of INVESCO Institutional (N.A.), Inc. of AMVESCAP PLC's family of investment adviser subsidiaries: INVESCO Institutional (N.A.), Inc., INVESCO Private Capital, Inc., INVESCO Senior Secured Management, Inc., and INVESCO Global Asset Management (N.A.), Inc.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
  ---------                                                                                             --------
 CORPORATE BONDS AND NOTES -- 121.5%
              CHEMICALS AND PLASTICS -- 10.6%
$   200,000   Equistar Chemical Funding, Sr. Notes, 10.125%, 09/01/08 ................................$    192,000
    500,000   Georgia Gulf Corp., Sr. Sub. Notes, 10.375%, 11/01/07 ..................................     537,500
    300,000   Hercules, Inc., Sr. Notes, 11.125%, 11/15/07 ...........................................     337,500
    500,000   Huntsman ICI Chemicals Ltd., Sr. Sub. Notes, 10.125%, 07/01/09 .........................     450,000
    400,000   Lyondell Chemical Co., Sr. Sub. Notes, 10.875%, 05/01/09 ...............................     356,000
    200,000   OM Group, Sr. Sub. Notes, 9.250%, 12/15/11 .............................................     208,000
    400,000   Sovereign Specialty Chemicals, Sr. Sub. Notes, 11.875%, 03/15/10 .......................     370,000
                                                                                                      ------------
                                                                                                         2,451,000
                                                                                                      ------------
              LODGING AND CASINOS -- 9.9%
    250,000   Ameristar Casinos, Inc., Sr. Sub. Notes, 10.750%, 02/15/09 .............................     269,375
    400,000   Argosy Gaming Co., Sr. Notes, 10.750%, 06/01/09 ........................................     432,000
    200,000   Extended Stay America, Sr. Sub. Notes, 9.875%, 06/15/11 ................................     205,000
    300,000   Felcor Lodging LP, Sr. Notes, 9.500%, 09/15/08 .........................................     306,000
    500,000   Host Marriott LP, Sr. Notes, 9.250%, 10/01/07 ..........................................     505,000
    200,000   MGM Mirage, Sr. Sub. Notes, 9.750%, 06/01/07 ...........................................     212,000
    150,000   Resort International Casino, Sr. Notes, 11.500%, 03/15/09** ............................     137,250
    200,000   Wheeling Island Gaming, Sr. Notes, 10.125%, 12/15/09 ...................................     207,000
                                                                                                      ------------
                                                                                                         2,273,625
                                                                                                      ------------
              BUILDING AND DEVELOPMENT -- 9.5%
    250,000   American Plumbing & Mechanics, Inc., Sr. Sub. Notes, 11.625%, 10/15/08 .................     248,750
    300,000   Associated Materials, Inc., Sr. Sub. Notes, 9.750%, 04/15/12 ...........................     309,000
    500,000   Atrium Companies, Inc., Sr. Sub. Notes, 10.500%, 05/01/09 ..............................     513,125
    100,000   D. R. Horton, Inc., Sr. Notes, 10.500%, 04/01/05 .......................................     106,750
    400,000   Nortek, Inc., Sr. Sub. Notes, 9.875%, 06/15/11 .........................................     406,000
    300,000   Standard Pacific Corp., Sr. Notes, 9.500%, 09/15/10 ....................................     312,750
    300,000   WCI Communities, Inc., Sr. Sub. Notes, 9.125%, 05/01/12 ................................     299,250
                                                                                                      ------------
                                                                                                         2,195,625
                                                                                                      ------------
              ELECTRONICS/ELECTRIC -- 9.0%
    250,000   Avaya, Inc., Sr. Notes, 11.125%, 04/01/09 ..............................................     230,000
    400,000   Chippac International Ltd., Sr. Sub. Notes, 12.750%, 08/01/09 ..........................     422,000
    675,000   Fairchild Semiconductor, Sr. Sub. Notes, 10.375%, 10/01/07 .............................     705,375
    375,000   SCG Holding & Semiconductor Co., Sr. Sub. Notes, 12.000%, 08/01/09 .....................     249,375
    200,000   Solectron Corp., Sr. Notes, 9.625%, 02/15/09 ...........................................     183,000
    300,000   Wesco Distribution, Inc., Sr. Sub. Notes, 9.125%, 06/01/08 .............................     289,500
                                                                                                      ------------
                                                                                                         2,079,250
                                                                                                      ------------
              FOOD/DRUG RETAILERS -- 8.3%
    200,000   American Seafood, Sr. Sub. Notes, 10.125%, 04/15/10** ..................................     203,000
    400,000   Del Monte Corp., Sr. Sub. Notes, 9.250%, 05/15/11 ......................................     418,000
    300,000   Fleming Companies, Inc., Sr. Sub. Notes, 10.625%, 07/31/07 .............................     295,500
    100,000   Fleming Companies, Inc., Sr. Sub. Notes, 9.875%, 05/01/12** ............................      95,000

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
  ---------                                                                                             --------
CORPORATE BONDS AND NOTES -- (CONTINUED)
              FOOD/DRUG RETAILERS -- (CONTINUED)
$   300,000   Friendly Ice Cream, Sr. Notes, 10.500%, 12/01/07 ..................................... $     295,500
    200,000   Great Atlantic & Pacific Tea Co., Sr. Notes, 9.125%, 12/15/11 ........................       187,000
    400,000   Stater Brothers Holdings, Sr. Notes, 10.750%, 08/15/06 ...............................       414,000
                                                                                                      ------------
                                                                                                         1,908,000
                                                                                                      ------------
              CABLE AND SATELLITE TELEVISION -- 8.3%
    500,000   Charter Communications, Sr. Notes, 11.125%, 01/15/11 .................................       347,500
    350,000   Charter Communications, Sr. Notes, 10.250%, 01/15/10 .................................       239,750
    500,000   Echostar Broadband Corp., Sr. Notes, 10.375%, 10/01/07 ...............................       480,000
    500,000   Insight Midwest, Sr. Notes, 10.500%, 11/01/10 ........................................       470,000
    400,000   Mediacom LLC, Sr. Notes, 9.500%, 01/15/13 ............................................       348,000
                                                                                                      ------------
                                                                                                         1,885,250
                                                                                                      ------------
              OIL AND GAS -- 8.1%
    525,000   Frontier Oil Corp., Sr. Notes, 11.750%, 11/15/09 .....................................       560,437
    250,000   Sesi LLC, Sr. Notes, 8.875%, 05/15/11 ................................................       253,750
    750,000   Swift Energy Co., Sr. Sub. Notes, 10.250%, 08/01/09 ..................................       735,000
    100,000   Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625%, 11/01/08 .............................        93,000
    250,000   Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625%, 04/01/12** ...........................       230,000
                                                                                                      ------------
                                                                                                         1,872,187
                                                                                                      ------------
              AUTO PARTS AND ACCESSORIES -- 7.8%
    300,000   Advance Stores Co., Inc., Sr. Sub. Notes, 10.250%, 04/15/08 ..........................       316,500
    100,000   Collins & Aikman Products, Sr. Notes, 10.750%, 12/31/11** ............................       101,000
    300,000   Collins & Aikman Products, Sr. Sub. Notes, 11.500%, 04/15/06 .........................       285,750
    100,000   Dana Corp., Sr. Notes, 10.125%, 03/15/10** ...........................................       102,500
    100,000   Dana Corp., Sr. Notes, 9.000%, 08/15/11 ..............................................        99,000
    200,000   Delco Remy International, Inc., Sr. Sub. Notes, 11.000%, 05/01/09 ....................       165,000
    300,000   Dura Operating Corp., Sr. Sub. Notes, 9.000%, 05/01/09 ...............................       292,500
    300,000   Foamex LP, Sr. Notes, 10.750%, 04/01/09** ............................................       307,500
    200,000   Venture Holdings Trust, Sr. Notes, 11.000%, 06/01/07 .................................       121,000
                                                                                                      ------------
                                                                                                         1,790,750
                                                                                                      ------------
              FOOD SERVICE -- 5.1%
    100,000   Buffets, Inc., Sr. Sub. Notes, 11.250%, 07/15/10 .....................................       100,500
    250,000   Di Giorgio Corp., Sr. Notes, 10.000%, 06/15/07 .......................................       255,000
    300,000   Dominos, Inc., Sr. Sub. Notes, 10.375%, 01/15/09 .....................................       324,000
    500,000   Sbarro, Inc., Sr. Notes, 11.000%, 09/15/09 ...........................................       502,500
                                                                                                      ------------
                                                                                                         1,182,000
                                                                                                      ------------
              INDUSTRIAL MACHINERY/COMPONENTS -- 4.1%
    300,000   Dresser, Inc., Sr. Sub. Notes, 9.375%, 04/15/11 ......................................       305,250
    350,000   Terex Corp., Sr. Sub. Notes, 10.375%, 04/01/11 .......................................       378,000
    250,000   Trimas Corp., Sr. Sub. Notes, 9.875%, 06/15/12 .......................................       250,625
                                                                                                      ------------
                                                                                                           933,875
                                                                                                      ------------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
  ---------                                                                                             --------
CORPORATE BONDS AND NOTES -- (CONTINUED)
              WIRELINE -- 3.8%
$   750,000   Level 3 Communications, Sr. Notes, 11.250%, 03/15/10 ................................. $     262,500
    300,000   Qwest Capital Funding, Sr. Notes, 7.900%, 08/15/10 ...................................       171,000
    500,000   Qwest Capital Funding, Sr. Notes, 7.000%, 08/03/09 ...................................       280,000
    350,000   Time Warner Telecommunications, Inc., Sr. Notes, 10.125%, 02/01/11 ...................       166,250
                                                                                                      ------------
                                                                                                           879,750
                                                                                                      ------------
              RAILROAD INDUSTRIES -- 3.4%
    700,000   Railamerica Transport, Sr. Sub. Notes, 12.875%, 08/15/10 .............................       773,500
                                                                                                      ------------
              CONTAINERS/GLASS PRODUCTS -- 3.2%
    200,000   Plastipak Holdings, Inc., Sr. Notes, 10.750%, 09/01/11 ...............................       220,500
    500,000   Riverwood International Corp., Sr. Sub. Notes, 10.625%, 08/01/07 .....................       528,750
                                                                                                      ------------
                                                                                                           749,250
                                                                                                      ------------
              PUBLISHING -- 3.2%
    700,000   American Media Operation, Sr. Notes, 10.250%, 05/01/09 ...............................       738,500
                                                                                                      ------------
              WIRELESS -- 3.0%
    400,000   Crown Castle International Corp., Sr. Notes, 9.375%, 08/01/11 ........................       254,000
    500,000   Nextel Communications, Sr. Notes, 9.375%, 11/15/09 ...................................       255,000
    250,000   Nextel Partners, Inc., Sr. Notes, 12.500%, 11/15/09 ..................................       106,250
    175,000   Rural Cellular Corp., Sr. Sub. Notes, 9.750%, 01/15/10** .............................        84,875
                                                                                                      ------------
                                                                                                           700,125
                                                                                                      ------------
              UTILITIES -- 2.6%
    250,000   AES Corp., Sr. Notes, 9.500%, 06/01/09 ...............................................       166,250
    300,000   Calpine Corp., Sr. Notes, 8.625%, 08/15/10 ...........................................       196,500
    300,000   CMS Energy Corp., Sr. Notes, 9.875%, 10/15/07 ........................................       225,252
                                                                                                      ------------
                                                                                                           588,002
                                                                                                      ------------
              HEALTHCARE -- 2.5%
    250,000   Alaris Medical, Inc., Sr. Notes, 11.625%, 12/01/06 ...................................       282,500
    300,000   Insight Health Services, Sr. Sub. Notes, 9.875%, 11/01/11 ............................       303,000
                                                                                                      ------------
                                                                                                           585,500
                                                                                                      ------------
              NON-FERROUS METALS/MINERALS -- 2.5%
    150,000   Intermet Corp., Sr. Notes, 9.750%, 06/15/09** ........................................       151,125
    403,000   P&L Coal Holdings Corp., Sr. Sub. Notes, 9.625%, 05/15/08 ............................       428,188
                                                                                                      ------------
                                                                                                           579,313
                                                                                                      ------------
              AIRLINES -- 1.9%
    250,000   Continental Airlines, Inc., Sr. Notes, 8.000%, 12/15/05 ..............................       221,250
    250,000   Northwest Airlines, Inc., Sr. Notes, 9.875%, 03/15/07 ................................       226,250
                                                                                                      ------------
                                                                                                           447,500
                                                                                                      ------------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
  ---------                                                                                             --------
CORPORATE BONDS AND NOTES -- (CONTINUED)
              ECOLOGICAL SERVICES AND EQUIPMENT -- 1.9%
$   450,000   Allied Waste North America, Inc., Sr. Sub. Notes, 10.000%, 08/01/09 .................. $     444,411
                                                                                                      ------------
              RETAILERS -- 1.9%
    400,000   Stewart Enterprises, Sr. Sub. Notes, 10.750%, 07/01/08 ...............................       444,000
                                                                                                      ------------
              OFFICE/BUSINESS EQUIPMENT -- 1.8%
    100,000   Mail-Well Corp., Sr. Notes, 9.625%, 03/15/12** .......................................       101,000
    150,000   Mail-Well Corp., Sr. Sub. Notes, 8.750%, 12/15/08 ....................................       134,250
    225,000   Xerox Corp., Sr. Notes, 9.750%, 01/15/09** ...........................................       185,625
                                                                                                      ------------
                                                                                                           420,875
                                                                                                      ------------
              LEISURE GOODS, ACTIVITIES, MOVIE -- 1.8%
    400,000   Six Flags, Inc., Sr. Notes, 9.750%, 06/15/07 .........................................       412,000
                                                                                                      ------------
              PAPER/FOREST PRODUCTS -- 1.7%
    400,000   Fibermark, Inc., Sr. Notes, 10.750%, 04/15/11 ........................................       387,000
                                                                                                      ------------
              COSMETICS/PERSONAL CARE -- 1.6%
    400,000   Elizabeth Arden, Inc., Sr. Notes, 10.375%, 05/15/07 ..................................       372,000
                                                                                                      ------------
              TOBACCO -- 1.4%
    300,000   Dimon, Inc., Sr. Notes, 9.625%, 10/15/11 .............................................       315,750
                                                                                                      ------------
              APPAREL MANUFACTURERS -- 1.0%
    200,000   William Carter, Sr. Sub. Notes, 10.875%, 08/15/11 ....................................       220,000
                                                                                                      ------------
              FINANCIAL INTERMEDIARIES -- 0.9%
    200,000   Western Financial Bank, Sr. Sub. Notes, 9.625%, 05/15/12 .............................       201,000
                                                                                                      ------------
              FARMING/AGRICULTURE -- 0.7%
    200,000   Case Credit Corp., Sr. Notes, 6.750%, 10/21/07 .......................................       168,561
                                                                                                      ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $29,786,129) .................................................................    27,998,599
                                                                                                      ------------
 FOREIGN BONDS -- 9.1%
              CHEMICALS AND PLASTICS -- 2.2%
    100,000   Acetex Corp., Sr. Notes, 10.875%, 08/01/09 ...........................................       105,000
    400,000   Avecia Group PLC, Sr. Notes, 11.000%, 07/01/09 .......................................       400,000
                                                                                                      ------------
                                                                                                           505,000
                                                                                                      ------------
              CONTAINERS/GLASS PRODUCTS -- 1.4%
    300,000   Kappa Beheer BV, Sr. Sub. Notes, 10.625%, 07/15/09 ...................................       328,500
                                                                                                      ------------
              CABLE AND SATELLITE TELEVISION -- 1.4%
    375,000   Callahan Nordrhein, Sr. Notes, 14.000%, 07/15/10 .....................................        16,875
    375,000   Ekabel Hessen GMBH, Sr. Notes, 14.500%, 09/01/10 .....................................        93,750
    500,000   Telewest Communications PLC, Sr. Notes, 11.250%, 11/01/08 ............................       202,500
                                                                                                      ------------
                                                                                                           313,125
                                                                                                      ------------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
JUNE 30, 2002 (UNAUDITED)

  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
  ---------                                                                                             --------
FOREIGN BONDS -- (CONTINUED)
              UTILITIES -- 1.2%
   $400,000   Calpine Corp., Sr. Notes, 8.500%, 05/01/08 ........................................... $     276,000
                                                                                                      ------------
              PUBLISHING -- 1.2%
    250,000   Yell Finance BV, Sr. Notes, 10.750%, 08/01/11 ........................................       273,750
                                                                                                      ------------
              FOREST PRODUCTS AND PAPER -- 1.0%
    250,000   Millar Western Forest, Sr. Notes, 9.875%, 05/15/08 ...................................       240,000
                                                                                                      ------------
              WIRELESS -- 0.4%
    150,000   Rogers Cantel, Sr. Notes, 9.375%, 06/01/08 ...........................................       104,250
                                                                                                      ------------
              ELECTRONICS/ELECTRIC -- 0.3%
    200,000   Marconi Corp., Sr. Notes, 7.750%, 09/15/10 ...........................................        61,000
                                                                                                      ------------
              TOTAL FOREIGN BONDS
                (Cost $3,104,543) ..................................................................     2,101,625
                                                                                                      ------------
 UNITED STATES GOVERNMENT SECURITIES -- 0.7%
              UNITED STATES TREASURY BILLS:
     75,000   1.640%***, 07/05/02 ..................................................................        74,980
     80,000   1.620%***, 07/05/02 ..................................................................        79,978
                                                                                                      ------------
                                                                                                           154,958
                                                                                                      ------------
              TOTAL UNITED STATES GOVERNMENT SECURITIES
                (Cost $154,958) ....................................................................       154,958
                                                                                                      ------------
 TOTAL INVESTMENTS (Cost $33,045,630*) ................................................  131.3%         30,255,182
 OTHER ASSETS AND LIABILITIES (NET) ...................................................  (31.3%)        (7,217,097)
                                                                                         -----        ------------
NET ASSETS ............................................................................  100.0%       $ 23,038,085
                                                                                         =====        ============

   * Aggregate cost for Federal income tax purposes.
  ** Security  purchased  in a  transaction exempt  from registration under Rule
     144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 *** Rate represents annualized yield at date of purchase.

          At June 30, 2002, the Fund's credit quality allocation was as follows:

              STANDARD & POOR'S CREDIT RATING
              -------------------------------
              AAA ..............................................  0.50%
              BBB ..............................................    --
              BB ............................................... 17.52%
              B ................................................ 75.32%
              CCC ..............................................  6.09%
              CC ...............................................  0.06%
              C ................................................  0.51%

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

    ASSETS:
     Investments, at value (Cost $33,045,630) ........              $30,255,182
     Cash ............................................                   16,354
     Receivable for investments sold .................                   94,742
     Interest receivable .............................                  875,932
     Prepaid expenses ................................                      478
                                                                    -----------
        Total Assets .................................               31,242,688
    LIABILITIES:
     Notes payable (including accrued
       interest of $35,393) .......................... $8,085,393
     Payable for securities purchased ................     96,181
     Investment advisory fee payable .................      9,281
     Administration fee payable ......................      2,969
     Custodian fees payable ..........................        938
     Accrued expenses and other payables .............      9,841
                                                       ----------
        Total Liabilities ............................                8,204,603
                                                                    -----------
    NET ASSETS .......................................              $23,038,085
                                                                    ===========
    NET ASSETS consist of:
     Shares of beneficial interest,
        $0.01 per share par value,
        issued and outstanding 6,000,198 .............                   60,002
     Paid-in capital in excess of par value ..........               46,037,695
     Accumulated undistributed net investment loss ...                  (80,744)
     Accumulated net realized loss on
       investments sold ..............................              (20,188,420)
     Unrealized depreciation of investments ..........               (2,790,448)
                                                                    -----------
        Total Net Assets .............................              $23,038,085
                                                                    ===========
    NET ASSET VALUE PER SHARE
      ($23,038,085 / 6,000,198 shares of
      beneficial interest outstanding) ...............              $      3.84
                                                                    ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

    INVESTMENT INCOME:
    Interest ..........................................            $  1,721,631
                                                                   ------------
    EXPENSES:
    Interest expense ..................................$   94,377
    Investment advisory fee ...........................    61,240
    Legal and audit fees ..............................    45,303
    Trustees' fees and expenses .......................    21,913
    Miscellaneous .....................................    26,120
    Administration fee ................................    19,681
    Shareholder servicing agent fees ..................     5,919
    Custodian fees ....................................     5,878
                                                       ----------

      Total Expenses ..................................                 280,431
                                                                   ------------
    NET INVESTMENT INCOME .............................               1,441,200
                                                                   ------------
    REALIZED AND UNREALIZED LOSS ON INVESTMENTS
      Net realized loss on investments
        sold during the year ..........................              (1,213,374)
      Net change in unrealized appreciation/
        depreciation of investments
        during the period .............................              (1,185,573)
                                                                   ------------
    NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...              (2,398,947)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..            $   (957,747)
                                                                   ============

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

    NET INCREASE IN CASH:
    Cash flows from operating activities:
     Interest received ..............................$  1,522,531
     Operating expenses paid ........................    (226,072)
                                                     ------------
    Net cash provided by operating activities .......              $  1,296,459
    Cash flows from investing activities:
     Increase in short-term securities, net .........     (53,338)
     Purchases of long-term securities ..............  (7,184,439)
     Proceeds from sales of long-term securities ....   7,106,394
                                                     ------------
    Net cash provided by investing activities .......                  (131,383)
                                                                   ------------
    Net cash provided by operating
      and investing activities ......................   1,165,076
    Cash flows from financing activities:
     Interest payments on notes payable .............     (59,420)
     Proceeds from borrowing ........................     200,000
     Cash dividends paid ............................  (1,297,158)
                                                     ------------
    Net cash used in financing activities ...........                (1,156,578)
                                                                   ------------
    Net increase in cash ............................                     8,498
    Cash -- beginning of period .....................                     7,856
                                                                   ------------
    Cash -- end of period ...........................              $     16,354
                                                                   ============
RECONCILIATION OF NET DECREASE
    IN NET ASSETS RESULTING
    FROM OPERATIONS TO NET CASH PROVIDED BY
    OPERATING AND INVESTING ACTIVITIES:
    Net decrease in net assets resulting
       from operations ..............................              $   (957,747)
     Interest expense ...............................      94,377
     Decrease in investments ........................   2,055,058
     Decrease in interest receivable ................      11,968
     Decrease in prepaid expenses ...................         809
     Decrease in investment advisory fee payable ....      (1,523)
     Decrease in administration fees payable ........        (264)
     Increase in payable for securities purchased ...      96,181
     Increase in receivable for securities sold .....     (94,742)
     Decrease in accrued expenses
       and other payables ...........................     (39,041)
                                                     ------------
              Total adjustments                                       2,122,823
                                                                   ------------
    Net cash provided by operating
       and investing activities .....................              $  1,165,076
                                                                   ============

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS
                                                                                 ENDED
                                                                             JUNE 30, 2002       YEAR ENDED
                                                                              (UNAUDITED)     DECEMBER 31, 2001
                                                                             -------------    -----------------
Increase/(decrease) in net assets from operations:
Net investment income ...................................................... $   1,441,200      $   3,023,149
Net realized loss on investments sold during the period ....................    (1,213,374)        (7,027,410)
Net change in unrealized appreciation/depreciation of investments
   during the period .......................................................    (1,185,573)         4,306,026
                                                                             -------------      -------------
Net increase/(decrease) in net assets resulting from operations ............      (957,747)           301,765
                                                                             -------------      -------------
Distributions to shareholders from:
   Net investment income ...................................................    (1,521,944)        (3,019,618)
   Return of capital .......................................................             0             (7,214)
Capital share transactions:
   Shares issued as reinvestment of dividends ..............................       224,786            310,689
                                                                             -------------      -------------
Net increase in net assets from Fund share transactions ....................       224,786            310,689
                                                                             -------------      -------------
Net decrease in net assets .................................................    (2,254,905)        (2,414,378)
NET ASSETS:
Beginning of period ........................................................    25,292,990         27,707,368
                                                                             -------------      -------------
End of period .............................................................. $  23,038,085      $  25,292,990
                                                                             =============      =============

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                           SIX MONTHS
                              ENDED      YEAR     YEAR     YEAR     YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                             6/30/02     ENDED    ENDED    ENDED    ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                           (UNAUDITED) 12/31/01 12/31/00 12/31/99 12/31/98* 12/31/97 12/31/96 12/31/95 12/31/94 12/31/93 12/31/92
                           ----------- -------- -------- -------- --------- -------- -------- -------- -------- -------- --------
Operating performance:
Net asset value, beginning
   of period .................$  4.25  $  4.71  $  6.53  $  6.91   $  7.96  $  7.69  $  7.32  $  7.11  $  8.02  $  7.58     $  7.10
                              -------  -------  -------  -------   -------  -------  -------  -------  -------  -------     -------
Net investment income ........   0.24     0.51     0.69     0.72      0.71     0.78     0.78     0.77     0.82     0.87        0.83
Net realized and
   unrealized gain/(loss)
   on investments ............  (0.40)   (0.46)   (1.82)   (0.39)    (1.07)    0.30     0.36     0.23    (0.89)    0.71        0.46
                              -------  -------  -------  -------   -------  -------  -------  -------  -------  -------     -------
Net increase/(decrease)
   in net assets resulting
   from investment
   operations ................  (0.16)    0.05    (1.13)    0.33    (0.36)     1.08     1.14     1.00    (0.07)    1.58        1.29
Change in net asset value
   from Fund share
   transactions ..............     --       --       --       --       --        --       --       --       --    (0.31)         --
Distributions:
Dividends from net
   investment income .........  (0.25)   (0.51)   (0.63)   (0.71)   (0.69)    (0.78)   (0.77)   (0.79)   (0.84)   (0.83)      (0.81)
Dividends from return of
   capital ...................     --       --#   (0.06)      --       --     (0.03)      --       --       --       --          --
                              -------  -------  -------  -------   -------  -------  -------  -------  -------  -------     -------
Total from distributions .....  (0.25)   (0.51)   (0.69)   (0.71)    (0.69)   (0.81)   (0.77)   (0.79)   (0.84)   (0.83)      (0.81)
                              -------  -------  -------  -------   -------  -------  -------  -------  -------  -------     -------
Net asset value, end of
   period ....................$  3.84  $  4.25  $  4.71  $  6.53   $  6.91  $  7.96  $  7.69  $  7.32  $  7.11  $  8.02     $  7.58
                              =======  =======  =======  =======   =======  =======  =======  =======  =======  =======     =======
Market value, end of
   period ....................$ 3.700  $ 4.290  $ 4.875  $ 5.250   $ 7.190  $ 8.313  $ 8.125  $ 7.875  $ 7.125  $ 7.875     $ 7.500
                              =======  =======  =======  =======   =======  =======  =======  =======  =======  =======     =======
Total investment return
   (net asset value) .........  (3.98)%   0.72%  (18.76)%   4.93%    (4.95)%  14.50%   16.46%   14.31%   (0.86)%  17.22%(3)   18.60
                              =======  =======  =======  =======   =======  =======  =======  =======  =======  =======     =======
Total investment return
   (market value) ............  (8.35)%  (1.78)%   4.58%  (18.89)%   (5.45)%  13.31%   14.38%   22.72%    0.99%   16.55%(3)   25.70%
                              =======  =======  =======  =======   =======  =======  =======  =======  =======  =======     =======
Ratios to average net assets/
   supplemental data:
Net assets, end of period
   (in 000's) ................$23,038  $25,293  $27,707  $38,389   $40,567  $45,848  $43,495  $40,636  $38,678  $42,901     $30,024
Ratio of net investment
   income to average
   net assets ................  11.66%+  11.11%    11.10%  10.76%     9.37%   10.08%   10.46%   10.32%   10.82%   11.17%      11.00%
Ratio of operating expenses
   to average net assets (2)..   1.50%+   1.44%     1.22%   1.02%     1.02%    1.06%    1.10%    1.14%    0.95%    1.09%       1.65%
Portfolio turnover rate (1)...   20.4%     75.2%  118.8%    98.0%     62.4%   154.5%   172.2%    79.9%    50.6%   114.3%       40.6%

----------------------------
 (1) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales of portfolio securities for a period and dividing it by the monthly average value of such securities during the year, excluding short term securities.
 (2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 2.27%, 3.17%, 3.89%, 3.13%, 2.98%, 3.06%, 3.19%, 3.52%, 2.80%, 2.63% and 2.06% for the six
     months ended June 30, 2002 and the years ended December 31, 2001, 2000, 1999, 1998, 1997, 1996, 1995, 1994, 1993, and 1992, respectively.
 (3) The total market value return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.07%. The total net asset value return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.89%.
   * On May 29, 1998 the Fund entered into a new investment advisory agreement with INVESCO (NY), Inc. (now known as INVESCO Institutional (N.A.), Inc.) due to the acquisition of Chancellor LGT Asset Management, Inc. by AMVESCAP PLC.
   + Annualized.
   # Amount rounds to less than $0.005 per share.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 2002

1.    SIGNIFICANT ACCOUNTING POLICIES

      CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      PORTFOLIO VALUATION: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more of the independent pricing services approved by the Board of Trustees. Such securities are valued at the mean of the closing bid and closing ask prices on the exchange where primarily traded.

      Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day).

      Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

      FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

      CASH FLOW INFORMATION: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

      USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

      The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with INVESCO Institutional (N.A.), Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets.

      The Fund has also entered into an Administration and Support Agreement with PFPC Inc. ("PFPC"), to provide all administrative services to the Fund other than those related to the investment decisions. PFPC is paid a fee computed and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

      The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per board meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

      Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. PFPC serves as the Fund's shareholder servicing agent (transfer agent).

3.    PURCHASE AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of investment securities, excluding U.S. Government and short-term investments, during the six months ended June 30, 2002, amounted to $8,262,364 and $6,520,687, respectively.

      As of June 30, 2002, net unrealized depreciation was $2,790,448, of which $879,229 related to unrealized appreciation of investments and $3,669,677 related to unrealized depreciation of investments. As of June 30, 2002, book cost basis did not differ from tax cost basis.

4.    FUND SHARES

      The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                   SIX MONTHS ENDED           YEAR ENDED
                                     JUNE 30, 2002         DECEMBER 31, 2001
                                 --------------------    ---------------------
                                 SHARES       AMOUNT     SHARES        AMOUNT
                                 ------      --------    ------       --------
Issued as reinvestment
   of dividends ................ 53,878      $224,786    67,995       $310,689
                                 ------      --------    ------       --------
Net increase ................... 53,878      $224,786    67,995       $310,689
                                 ======      ========    ======       ========

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

5.    NOTES PAYABLE

      The Fund currently has an $11 million ("commitment amount") line of credit provided by Fleet National Bank (the "Bank") under an Amended and Restated Credit Agreement (the "Agreement") dated as of September 18, 1992 and amended and restated as of May 23, 2001, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow up to the lesser of $11 million or 25% of its gross assets. Interest is payable at either the federal funds rate plus 0.75% or its applicable LIBOR rate plus 0.75%, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one tenth of one percent per annum of the average daily unused commitment amount. At June 30, 2002, the Fund had borrowings of $8,050,000 outstanding under this Agreement. During the six months ended June 30, 2002, the Fund had an average outstanding daily balance of $8,032,320 with interest rates ranging from 1.870% to 2.750% and average debt per share of $1.35. For the six months ended June 30, 2002, interest expense totaled $94,377 under this Agreement.

6.    CAPITAL LOSS CARRYFORWARD

      Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

      At December 31, 2001, the Fund had available for Federal tax purposes unused capital loss carryforwards of $330,065, $679,423, $253,172, $2,499,736,
$133,391,  $4,838,652,  and $7,509,786 expiring in 2002, 2003, 2004, 2006, 2007,
2008, and 2009, respectively.

7.    RISK FACTORS

      The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (below investment-grade bonds). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund will provide notice to shareholders at least 60 days prior to any change in its policy of investing primarily (at least 80% of its total assets under normal circumstances) in "high yield", high risk fixed income securities. The Fund's use of leverage also increases exposure to capital risk. The Fund may invest 2-3% of its assets in emerging markets. Emerging markets may be subject to a substantially greater degree of social, political, and economic instability than is the case in domestic markets.

                                               CIM
--------------------------------------------------------------------------------

                                               HIGH YIELD SECURITIES

                                                              Semi-Annual Report
                                                                   June 30, 2002

This report is sent to shareholders of CIM High Yield Securities for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.


For Additional Information about
CIM High Yield Securities
Call 1-800-331-1710.


CIM 3192 6/02